EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
FEBRUARY 2018 MONTHLY DIVIDEND AND
JANUARY 31, 2018 RMBS PORTFOLIO CHARACTERISTICS

•	February 2018 Monthly Dividend of $0.11 Per Share
•	RMBS Portfolio Characteristics as of January 31, 2018

Vero Beach, Fla., February 14, 2018 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of February 2018. The dividend of $0.11 per share will be paid March 9, 2018, to holders of record on February 28, 2018, with an ex-dividend date of February 27, 2018.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of February 14, 2018, the Company had 53,065,790 shares outstanding. At December 31, 2017, the Company had 53,061,904 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of January 31, 2018 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions and the expected funding of purchased assets and anticipated borrowings. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2017.

RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Jan 2018 CPR
Asset Category	Face	Value(1)	Price	Portfolio	Coupon	(Reported in Feb)
As of January 31, 2018
Adjustable Rate RMBS	$1,654	$1,747	$105.61	0.04%	3.95%	0.01%
10-1 Hybrid Rate RMBS	26,654	26,663	100.04	0.69%	2.59%	2.98%
Hybrid Adjustable Rate RMBS	26,654	26,663	100.04	0.69%	2.59%	2.98%
15 Year Fixed Rate RMBS	38,517	39,663	102.98	1.02%	3.50%	4.14%
20 Year Fixed Rate RMBS	501,575	524,160	104.50	13.49%	4.00%	3.88%
30 Year Fixed Rate RMBS	2,984,986	3,159,809	105.86	81.33%	4.32%	5.60%
Total Fixed Rate RMBS	3,525,078	3,723,632	105.63	95.84%	4.26%	5.34%
Total Pass-through RMBS	3,553,386	3,752,042	105.59	96.58%	4.25%	5.32%
Interest-Only Securities	739,032	102,218	13.83	2.63%	3.79%	10.70%
Inverse Interest-Only Securities	263,123	30,845	11.72	0.79%	4.06%	10.40%
Structured RMBS	1,002,155	133,063	13.28	3.42%	3.85%	10.62%
Total Mortgage Assets	$4,555,541	$3,885,105		100.00%	4.24%	6.44%

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of January 31, 2018			As of January 31, 2018
Fannie Mae	$2,323,223	59.8%	Whole Pool Assets	$3,064,511	78.9%
Freddie Mac	1,555,967	40.0%	Non-Whole Pool Assets	820,594	21.1%
Ginnie Mae	5,915	0.2%	Total Mortgage Assets	$3,885,105	100.0%
Total Mortgage Assets	$3,885,105	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $10.1 million purchased in January 2018, which settle in February 2018, and exclude assets with a fair value of approximately $228.7 million sold in January 2018, which settle in February 2018.

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of January 31, 2018	Borrowings(1)	Debt	in Days	Maturity
J.P. Morgan Securities LLC	$603,161	15.3%	108	8/10/2018
Mirae Asset Securities (USA) Inc.	402,817	10.3%	62	8/10/2018
Wells Fargo Bank, N.A.	297,322	7.6%	12	2/12/2018
Citigroup Global Markets Inc	225,857	5.8%	41	3/19/2018
RBC Capital Markets, LLC	219,183	5.6%	40	3/12/2018
Guggenheim Securities, LLC	213,281	5.5%	43	3/27/2018
Cantor Fitzgerald & Co	203,829	5.2%	16	2/16/2018
Mizuho Securities USA, Inc	195,900	5.0%	16	2/22/2018
ING Financial Markets LLC	192,964	4.9%	37	3/12/2018
Mitsubishi UFJ Securities (USA), Inc	184,733	4.7%	16	2/21/2018
ED&F Man Capital Markets Inc	167,519	4.3%	19	3/19/2018
Goldman, Sachs & Co	156,862	4.0%	23	3/29/2018
ICBC Financial Services LLC	151,117	3.9%	30	3/2/2018
Nomura Securities International, Inc.	136,972	3.5%	41	3/19/2018
KGS-Alpha Capital Markets, L.P	124,525	3.2%	71	8/14/2018
Natixis, New York Branch	104,563	2.7%	20	2/26/2018
Merrill Lynch, Pierce, Fenner & Smith Incorporated	104,366	2.7%	10	2/14/2018
FHLB-Cincinnati	93,415	2.4%	1	2/1/2018
Daiwa Securities America Inc.	68,546	1.8%	10	2/12/2018
Lucid Cash Fund USG LLC	32,778	0.8%	15	2/15/2018
J.V.B. Financial Group, LLC	18,820	0.5%	32	3/13/2018
South Street Securities, LLC	10,948	0.3%	28	2/28/2018
Total Borrowings	$3,909,478	100.0%	43	8/14/2018

(1)
In January 2018, the Company purchased assets with a fair value of approximately $10.1 million, which settle in February 2018 that are expected to be funded by repurchase agreements.  The anticipated borrowings are not included in the table above.  In addition, the Company sold assets with a fair value of approximately $228.7 million, which settle in February 2018 that collateralize approximately $220.9 million of repurchase agreements included in the table above.

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of January 31, 2018
Adjustable Rate RMBS	$1,747	5	10.05%	2.00%	$10	$(5)
Hybrid Adjustable Rate RMBS	26,663	59	7.59%	2.00%	389	(404)
Total Fixed Rate RMBS	3,723,632	n/a	n/a	n/a	67,158	(93,954)
Total Pass-through RMBS	3,752,042	n/a	n/a	n/a	67,557	(94,363)
Interest-Only Securities	102,218	n/a	n/a	n/a	(15,650)	7,676
Inverse Interest-Only Securities	30,845	1	5.25%	n/a	2,369	(4,129)
Structured RMBS	133,063	n/a	n/a	n/a	(13,281)	3,547
Total Mortgage Assets	$3,885,105	n/a	n/a	n/a	$54,276	$(90,816)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$1,183,333	Dec-2020	$(16,098)	$17,750
Treasury Futures Contracts - Short Positions			305,000	Mar-2018	(9,415)	8,490
Payer Swaps			1,010,000	Aug-2022	(13,193)	13,193
Payer Swaption			500,000	Jan-2028	(3,335)	8,239
TBA Short Positions			350,000	Feb-2018	(11,938)	14,745
Total Hedges					(53,979)	62,417

Grand Total					$297	$(28,399)

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five and ten year treasury futures contracts were valued at prices of $114.71 and $121.58, respectively, at January 31, 2018. The notional contract value of the short position was $359.5 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400